                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------


                                  FORM 8-K/A
                                AMENDMENT NO. 1


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported) MAY 7, 1997


                           ELECTROPHARMACOLOGY, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



    DELAWARE                         0-25828                      95-4315412
----------------                ----------------               ----------------
   (State of                      (Commission                   (IRS Employer
 Incorporation)                   File Number)               Identification No.)




             2301 N.W. 33RD COURT, SUITE 102                     33069
             -------------------------------                  -----------
               POMPANO BEACH, FLORIDA
               ----------------------
         (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code:  (954) 975-9818

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                      AMENDMENT TO APPLICATION OR REPORT
                 FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                           ELECTROPHARMACOLOGY, INC.

                                  FORM 8-K/A

                                AMENDMENT NO. 1


    The undersigned registrant hereby amends Item 7 of its Form 8-K dated May 7, 1997 and previously filed with the Commission on May 7, 1997 in its entirety as follows:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits:
             --------

             Exhibit
             Number    Exhibit
             ------    -------

               1 Strategic Alliance Agreement dated as of May 1, 1997 between Electropharmacology, Inc. and National Patient Care Systems, Inc.*


--------------------
        * Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ELECTROPHARMACOLOGY, INC.


                                By: /s/ Arup Sen
                                    Dr. Arup Sen
                                    President and Chief Executive Officer

Date:  June 11, 1997

                                 EXHIBIT INDEX
                                 -------------


     The following exhibit is filed herewith:

        Exhibit
        Number          Exhibit
        ------          -------

           1 Strategic Alliance Agreement dated as of May 1, 1997 between Electropharmacology, Inc. and National Patient Care Systems, Inc.*

--------------------
        * Confidential portions of this exhibit have been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                          Jones, Day, Reavis & Pogue
                           2300 Trammell Crow Center
                               2001 Ross Avenue
                             Dallas, Texas  75201



                                 June 11, 1997



Via EDGARlink
-------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


        Re:  Electropharmacology, Inc.
             File No. 0-25828; Form 8-K filed May 7, 1997
             --------------------------------------------


Gentlemen:

        On behalf of Electropharmacology, Inc. ("Company"), enclosed for filing is Amendment No. 1 to the Company's Form 8-K dated May 7, 1997 and previously filed with the Securities and Exchange Commission ("Commission") on May 7, 1997 pursuant to Section 13 of the Securities Exchange Act of 1934, as amended.

        A confidential treatment request for certain portions of the Form 8-K ("CTR") was filed with the Commission by the Company on May 7, 1997. Subsequent to that date, the Company received a letter from the Staff of the Commission dated May 21, 1997, advising that the exhibit index of the public copy of the Form 8-K filed on May 7, 1997, should indicate that certain portions of the exhibit have been omitted based upon the CTR. Amendment No. 1 therefore amends the Form 8-K to indicate in the exhibit index that certain portions of the exhibit have been omitted based upon a request for confidential treatment.

        In addition, the name of one of the parties in the document forming the exhibit had been inadvertently misstated. Accordingly, the reference to the party in the exhibit index of the Form 8 K/A has been revised. The exhibit itself has not been re-filed as the change is not deemed to be material.

        Please contact either myself at (214) 969-3705 or Fiona Arnold at (214) 969-4845 if you have any questions or if we can be of any further assistance.

                                        Very truly yours,



                                        /s/ Richard K. Kneipper

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